SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                 Cytomedix, Inc.
 -------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement)

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|X| No fee required.

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

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

                                 CYTOMEDIX, INC.

--------------------------------------------------------------------------------

                            Notice of Special Meeting

                                       and

                                 Proxy Statement

--------------------------------------------------------------------------------

                           Special Meeting to be held
                                       on
                                October 19, 2004
                                 10:00 a.m. est

                                 Cytomedix, Inc.
                          416 Hungerford Dr., Suite 330
                            Rockville, Maryland 20850

                                 Cytomedix, Inc.
                          416 Hungerford Dr., Suite 330
                            Rockville, Maryland 20850

Dear Shareholder:

      It is my pleasure to invite you to attend the Special Meeting of Shareholders of Cytomedix, Inc. to be held on October 19, 2004, at the offices of Cytomedix, Inc., located at 416 Hungerford Dr., Suite 330, Rockville, Maryland 20850 at 10:00 a.m. local time.

      Please mark, date, sign, and return your proxy card in the enclosed envelope at your earliest convenience, or you may also vote your shares by telephone voting which is explained in further detail on your proxy card. This will assure that your shares will be represented and voted at the meeting, even if you do not attend.

      I appreciate your continued confidence in the Company and look forward to seeing you on October 19.

                                         Sincerely,

                                         /s/ Kshitij Mohan
                                         Kshitij Mohan, Chief Executive Officer

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

Date:             October 19, 2004

Time:             10:00 a.m., Eastern Standard Time

Place:            Cytomedix, Inc.
                  416 Hungerford Dr., Suite 330
                  Rockville, Maryland  20850

Cytomedix, Inc. (the "Company"), on behalf of its Board of Directors, is soliciting your proxy to vote your shares at the special meeting of shareholders to be held October 19, 2004. The special meeting is being held in lieu of the Company's 2004 annual meeting. The Company plans to hold its next annual meeting during the second quarter of 2005 and at approximately the same time every year thereafter.

On September 7, 2004, the Company opened an office at the following location:

                           Cytomedix, Inc.
                           416 Hungerford Dr., Suite 330
                           Rockville, Maryland  20850

The Company maintains an office in Little Rock at the following address:

                           Cytomedix, Inc.
                           11809 Hinson Rd., Suite 300
                           Little Rock, Arkansas 72212

      We are soliciting proxies to give all shareholders an opportunity to vote on matters that will be presented at the meeting. In the following pages of this proxy statement, you will find information on these matters. We have provided this information to assist you in voting your shares.

      This proxy statement, the accompanying proxy card, the Company's 10-KSB for fiscal year ended December 31, 2003, and the Company's 10-QSB for the quarter ended June 30, 2004 are being mailed to Cytomedix shareholders beginning September 20, 2004. Copies of exhibits filed with these reports will be furnished to shareholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. If you share an address with another security holder, only one proxy statement, 10-KSB, and 10-QSB will be delivered to your household unless we have received contrary instructions from you. Upon your request, we will promptly deliver a separate copy of the proxy statement and reports to each individual shareholder at the address.

      To request exhibits to the periodic reports or to obtain additional copies of the proxy statement and periodic reports, please contact the Secretary of the Company by mail, phone or fax at the following office location:

                                 Cytomedix, Inc.
                          416 Hungerford Dr., Suite 330
                            Rockville, Maryland 20850
                          (301) 251-2815 (phone) (301)
                                 251-2817 (fax)

                               MEETING INFORMATION

What are the purposes of this meeting?

The Board of Directors is seeking your affirmative vote for the following:

      1. To elect five directors to serve until the next annual meeting of shareholders;

      2. To amend the Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 40,000,000 to 65,000,000;

      3. To amend the Long-Term Incentive Plan to reserve and allocate additional shares to be issued under the Plan from 2,336,523 to 4,000,000;

      4. To transact any other business that may properly come before the meeting, or any adjournments thereof.

Who can vote?

You can vote if, as of the close of business on September 15, 2004, you were a shareholder of record of the Company's Common Stock, Series A Convertible Preferred Stock, or Series B Convertible Preferred Stock.

Each share of the Company's stock represents one vote. On September 15, 2004, there were issued and outstanding:

19,110,269 shares of Common Stock

1,596,673 shares of Series A Convertible Preferred Stock

1,513,907 shares of Series B Convertible Preferred Stock

How do I vote by proxy?

By mail - You may vote by completing and mailing the enclosed proxy card. If you vote by proxy, your shares will be voted in the manner you indicate at the special meeting. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends.

By telephone - You may vote by telephone by using the toll-free number 1-866-626-4508 and following the instructions on your proxy card.

What vote is required to take action?

In order for any business to be conducted, the holders of a majority of the shares entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned or postponed by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

For the election of directors, the five candidates receiving the most votes will be elected as members of the Board of Directors.

The Board has recommended proposals to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock and to amend the Company's Long-Term Incentive Plan to increase the number of allocated shares of common stock. The passage of these proposals requires the affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote.

Who is making this solicitation?

The Company is soliciting your vote through the use of the mail and will bear the cost of this solicitation. The Company will not employ third party solicitors, but its directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of the Company's stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

May I revoke my proxy after I return my proxy card?

Yes, you can change or revoke your proxy by mail by giving written notice of revocation to our Secretary at 416 Hungerford Dr., Suite 330, Rockville, Maryland 20850, as long as such notice is received prior to the meeting, or you may change or revoke your proxy by voting in person at the meeting.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Cytomedix stock in order to be admitted to the meeting.

YOUR VOTE IS IMPORTANT. Even if you plan to attend the annual meeting, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. This benefits the Company by reducing the expenses of additional proxy solicitation.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors currently consists of five directors. Robert Burkett, Chairman of the Board, and David P. Crews were elected in connection with the Company's bankruptcy reorganization in 2002. David F. Drohan, Mark T. McLaughlin, and Kshitij Mohan were appointed to the Board in 2004 to fill vacancies.

The Nominating and Governance Committee reviewed all five director nominees and considered each of these directors and their qualifications. Upon the recommendation of the committee, the Board of Directors has nominated the five director nominees. Up to two seats on the Board remain vacant and may be filled by the Board prior to the next annual meeting if the Board so determines. Each Director will serve until the next annual meeting and until his successor is duly elected.

The Board of Directors recommends a vote FOR Robert Burkett, David P. Crews, David F. Drohan, Mark T. McLouglin, and Kshitij Mohan as Directors to hold office until the next annual meeting of shareholders and until their successors are duly elected.

We do not know of any reason why any of these nominees would not accept the nomination. However, if any of the nominees do not accept the nomination, the persons named in the proxy will vote for the substitute nominee that the Board recommends.

                  OVERVIEW OF CYTOMEDIX DIRECTORS AND OFFICERS

                                            Date of Election
Name                       Age              or Appointment             Position(s) with the Company
---------------------------------------------------------------------------------------------------
Robert Burkett             58               September 28, 2001         Chairman of the Board
David P. Crews             41               September 28, 2001         Director
Kshitij Mohan              59               April 20, 2004             Chief Executive Officer
                                            May 7, 2004                Director
Mark T. McLoughlin         48               June 7, 2004               Director
David F. Drohan            65               July 12,2004               Director

                  BIOGRAPHIES OF CURRENT DIRECTORS AND OFFICERS

MR. ROBERT BURKETT, age 58, has served as Chairman of the Board of Directors since his election through the consent solicitation that became effective on September 28, 2001. Through February 2003, Mr. Burkett served as the president of the Non-Profit Sector Division of The Carmen Group, Inc. In this capacity, he was responsible for the client development and strategy for a division of The Carmen Group providing strategic development, government affairs, and public affairs consulting for various non-profit entities. Mr. Burkett currently provides consulting services for The Carmen Group, Inc. In addition to his consulting role, Mr. Burkett's positions include Chairman of the Democratic National Committee Trustees (1991-92), Library Commissioner for the City of Los Angeles (1993-97), Los Angeles City Environment Commissioner (1989-92), Finance Chair for Kerry for President, president of the David Geffen Foundation, executive vice president of public affairs for the Geffen Company, president of strategic development of the Gilman Investment Company, senior vice president of Corporate Affairs for The Interscope Group, executive with the California State Bar Association, and partner in Yucipa Companies. Mr. Burkett also serves on the boards of many philanthropic organizations, including the Elizabeth Glaser Pediatric AIDS Foundation, AMFAR, People For The American Way, National Public Radio, the Crossroads in Santa Monica, the Rape Treatment Center, and the Children's Health Fund. Mr. Burkett is a graduate of New York University and has a law degree from Boston University School of Law.

MR. DAVID P. CREWS, age 41, has served as a Director since his election through the consent solicitation that became effective on September 28, 2001. Mr. Crews is executive vice president of Crews and Associates, Inc., a brokerage house located in Little Rock, Arkansas, founded by his father. Mr. Crews has worked at Crews & Associates for more than 19 years, specializing in the fixed income markets. He is a former partner of All American Leasing, a municipal finance firm, and also serves as vice president, secretary, and treasurer of CHASC, Inc., an entity that acquired Smith Capital Management (an investment advisory firm). Mr. Crews is also a Board Member of Pure Energy Group, Inc. (an oil and gas company).

DR. KSHITIJ MOHAN, age 59, became our Chief Executive Officer on April 20, 2004. He was appointed as a Director by resolution of the Board on May 7, 2004. Dr. Mohan most recently served as chief executive officer of International Remote Imaging Systems Inc., the predecessor company to Iris International. Previously, Dr. Mohan was the chief regulatory and technology strategist at King & Spalding, based in the law firm's Washington, D.C. office, where he provided a variety of support to medical device, biologics and pharmaceutical companies, including product development, FDA approval strategies and clinical trials. His prior experience also includes positions as senior vice president and chief technology officer of Boston Scientific Corporation, and corporate vice president for research and technical service of Baxter International. He has served in various capacities within the U.S. Food and Drug Administration, including heading up science and technology programs and the Office of Device Evaluation which is responsible for the review and approval of medical devices. Between 1979 and 1983, Dr. Mohan served in the White House Office of Management and Budget, with responsibilities for national research and development policies, programs of the National Science Foundation and NASA's Aeronautical and Space Research and Technology programs. Before 1979, Dr. Mohan was a researcher at the FDA and the National Bureau of Standards which was the predecessor agency of the National Institute for Standards and Technology in the fields of Applied Optics and Superconductivity. Dr. Mohan has previously served on the boards of AdvaMed, Keravision, Inc., Regulatory Affairs Professional Society, the National Academy of Sciences Roundtable on Drugs, Devices and Biologics, the Baxter Japan Board, the Corporate Advisory Boards of the Schools of Engineering at Dartmouth College and the University of California at Riverside, an Advisory Committee of the Battelle Foundation, the Review Board of the President Truman Foundation, the Regulatory Affairs Professional Society, and various Editorial Boards. Dr. Mohan earned a Ph.D. degree in Physics from Georgetown University, a M.S. degree in Physics from the University of Colorado, Boulder and a B.Sc, First Class Honors, Patna University, Patna, India.

MR. MARK T. MCLOUGHLIN, age 48, was appointed a director by resolution of the Board of Directors on June 7, 2004. Mr. McLoughlin currently serves as vice president and general manager of the Scientific Products Division of Cardinal Health, Inc. Prior to joining Cardinal, he was vice president of commercial operations for Norwood Abbey Ltd., an Australian-based medical technology company. His prior experience includes serving as president of North American operations for Ion Beam Application, Inc., a Belgium-based global medical technology company. His executive career experience also includes Mallinckrodt, Inc., as well as positions with other healthcare companies. Mr. McLoughlin earned a B.A. in Psychology from the University of Arizona in 1978.

MR. DAVID F. DROHAN, age 65, was appointed a director by resolution of the Board of Directors on July 12, 2004. Drohan currently serves as senior vice president of Baxter Healthcare Corporation and president of Baxter's Medication Delivery business, a position he has held since May 2001. He joined Baxter in 1965 as a territory manager in New York. In 1983, he became vice president of sales for the Parenteral Division, and in 1987, was promoted to president of the Pharmacy Division. After serving as president of four of the seven business units within I.V. Systems, in May 1996, he assumed the position of president of I.V. Systems. In December 1996, he was named corporate vice president of Baxter Healthcare Corporation and in 1999, became president of I.V. Systems/Medical Products. Prior to joining Baxter, Drohan worked for Proctor & Gamble. He earned his bachelor's degree in industrial relations from Manhattan College, New York.

                            COMMITTEES OF THE BOARD

The Board of Directors recently formed a Nominating and Governance Committee (the "Committee"). The Committee met once in September 2004 to discuss and determine the slate of director nominees recommended to the Board. The members of the Committee are Messrs. Burkett, Crews, Drohan, and McLaughlin. The Board has determined that each of the members of the Governance Committee is independent pursuant to section 121A of the American Stock Exchange Listing Standards.

The Committee has the following responsibilities as set forth in its charter: To review and recommend to the Board with regard to policies for the composition of the Board; to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly; to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm's fees and other retention terms; to recommend to the Board the slate of director nominees to be presented by the Board; the director nominees to fill vacancies on the Board, and the members of each Board committee; to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board of Directors and its committees. The Committee's charter is available to shareholders on the Company's website at www.cytomedix.com.

Pursuant to the charter, the Committee will consider a director nominee's experience, employment, background, independence and other relevant factors, and no one factor will be determinative. The Committee will seek to create a Board that is as a whole strong in its collective knowledge and diversity of skills and experiences. When the Committee reviews a potential director candidate, the Committee will look specifically at the candidiate's qualifications in light of the needs of the Board at that time. The Committee will also as needed perform reference and background checks and conduct interviews of the potential candidates. In addition to shareholder recommendations duly submitted in accordance with the provisions of the Company's Certificate of Incorporation, Bylaws and other applicable law, the Committee also relies on recommendations from current directors, officers, employees, and consultants.

As stated in the Committee's charter, the Committee will review any director nominee candidate recommended by shareholders. Shareholder recommendations for candidates to the Board should be submitted to the Company at least 120 days prior to the next meeting of shareholders by written notice to: Cytomedix Governance Committeee, 416 Hungerford Dr., Suite 330, Rockville, Maryland 20850. Shareholder recommendations should include the name of the candidate as well as relevant biographical information. In evaluating candidates, the Committee will use the criteria described above and will evaluate shareholder candidates in the same manner as candidates from all other sources. In addition, the Company will consider the relationship of the submitting shareholder to the Company and the relationship of the nominee to the shareholder and to the Company.

The Company plans to establish and appoint directors to an audit committee in the near future. The Board does not currently have a financial expert as defined by Item 401(e) of Regulation S-B serving on the Board. Once a financial expert is identified and appointed or elected to the Board, the Board will establish an audit committee.

The Company also plans to establish a compensation committee. Upon forming a compensation committee, the Company anticipates that the committee will establish a director compensation plan which may be comprised of annual option grants, fees for attending Board or committee meetings, annual retainers and/or combinations of the foregoing.

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board of Directors held four meetings during 2003. All of the directors serving at the time of each meeting were present and voting. Since December 31, 2003, the Board has met three times. All Directors serving at the time were present and voting at both meetings, other than the August and September 2004 meetings which Mr. Drohan was unable to attend.

Shareholders may send communications to the Board or to particular Directors by sending the communications by first class mail to Cytomedix Board of Directors (or to any particular director by name), 416 Hungerford Dr., Suite 330, Rockville, Maryland 20850. All correspondence received is reviewed by the Secretary or his office and is forwarded to the appropriate Director(s) other than items unrelated to the functions of the Board or business solicitations and advertisements.

Although the Company encourages its Directors to attend annual meetings, the Company has not held an annual meeting in recent years and does not have a policy in place which requires the Directors' attendance at the annual meetings.

                              DIRECTOR COMPENSATION

Directors who are employed by the Company do not receive compensation for serving as a Director. Currently, only Kshitij Mohan serves as a director and employee of the Company. The non-employee Directors have received the following compensation since their election or appointment to the Board:

Name                                Date of Election or Appointment             Compensation to Date
---------------------------------------------------------------------------------------------------------
Robert Burkett                              July 11, 2002                       Options representing
                                                                                200,000 shares of common
                                                                                Stock at $1.50 per share

David Crews                                 July 11, 2002                       Options representing
                                                                                200,000 shares of common
                                                                                Stock at $1.50 per share

Mark T. McLoughlin                          June 7, 2004                        Options representing
                                                                                30,000 shares of common
                                                                                stock at $1.50 per share

David F. Drohan                             July 12, 2004                       Options representing
                                                                                30,000 shares of common
                                                                                stock at $1.50 per share

The Board of Directors does not pay a retainer, fee, or other type of cash consideration to its Directors, but it does reimburse its Directors for their reasonable expenses incurred in connection with their service on the Board. The Board has not adopted a policy with regard to the timing of its equity awards.

                       PROPOSAL 2 - TO AMEND THE COMPANY'S
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

      The following proposal will be presented for action at the meeting by direction of the Board of Directors:

      RESOLVED, that the first sentence in paragraph four of the Amended and Restated Certificate of Incorporation is hereby amended to read as follows:

The authorized capital stock of the Corporation shall consist of [55,000,000] 80,000,000 shares of capital stock, of which [40,000,000] 65,000,000 shares shall be Common Stock, with a par value of $.0001 per share, and 15,000,000 shares shall be Preferred Stock, with a par value of $.0001 per share.

(New language is indicated by underlining, and language to be deleted is bracketed)

The Board of Directors recommends a vote FOR this proposal.

The proposed amendment would change the number of authorized shares of common stock, par value $.0001, from 40,000,000 shares to 65,000,000 shares. This change is recommended by the Board in order to issue additional equity compensation as needed and, although the Company does not anticipate issuing additional common stock for capital during the next twelve months, to ensure that shares of common stock are available should the Company need to secure additional financing.

Unless otherwise required by law or the rules of an exchange, the Company will not solicit further authorization by security holders for the issuance of these shares. The additional shares of common stock will have the same rights and preferences as the existing shares of common stock as more fully described in the Company's Amended and Restated Certificate of Designation of the relative rights and preferences of Series A Convertible Preferred, Series B Convertible Preferred and Common Stock of Cytomedix, Inc. Holders of shares of the Company's common stock have no preemptive rights.

                       PROPOSAL 3 - TO AMEND THE COMPANY'S
                            LONG-TERM INCENTIVE PLAN

The following proposal will be presented for action at the meeting by direction of the Board of Directors:

      RESOLVED, that Article 4, paragraph 4.1 of the Long-Term Incentive Plan is amended to read as follows:

The Company shall make Awards available representing up to 4,000,000 shares of common stock. [fifteen percent (15%) of the fully diluted stock of the Company as of the Effective Date. The fully diluted stock includes all shares of common stock, shares of preferred stock and shares of stock underlying all outstanding warrants and options.]


(New language is indicated by underlining, and language to be deleted is bracketed.)

The Board of Directors recommends a vote FOR this proposal.

In 2002, the United States Bankruptcy Court of the Northern District of Illinois, Eastern Division confirmed the Company's First Amended Plan of Reorganization and in doing so authorized the Company to take certain corporate actions without the need for any further action by the court or any of the officers, directors, or shareholders of the Company. Pursuant to this order, the Company was authorized and did take all actions necessary to execute and adopt the Long-Term Incentive Plan (the "Plan"). The Plan was approved by a majority of the persons entitled to vote on the plan of reorganization and had like effect to shareholder approval.

The Plan permits incentive awards of options, SARs, restricted stock awards, phantom stock awards, performance unit awards, dividend equivalent awards or other stock-based awards to employees, officers, consultants, independent contractors, advisors, and directors of the Company. The Plan provides that the Company is authorized to make awards of up to 15% of the fully diluted stock of the Company on the effective date of the bankruptcy reorganization. On October 16, 2002, the Board reserved and allocated 2,336,523 shares of common stock to the Long-Term Incentive Plan, upon finding that said amount was 15% of the fully diluted stock of the Company as of the effective date of the plan of reorganization. The Company has not reserved and allocated additional shares to the Long-Term Incentive Plan since 2002.

The proposal would increase the total number of shares allocated to the Plan by 1,663,477 additional shares. The Company currently has available 825,253 shares of common stock for issuance under the Plan. The Company has issued to Kshitij Mohan options representing the right to purchase 1,000,000 shares of common stock at $1.50 per share. These options were issued outside of the Plan because insufficient shares remained authorized under the Plan. If the shareholders approve this proposal to allocate additional shares of common stock to the Plan, the Company plans to amend the grant to Dr. Mohan so that the original award of options falls under the Plan.

The Company believes that the making of awards under the Plan promotes the success and enhances the value of the Company by providing the employees, officers, consultants, independent contractors, advisors and directors of the Company with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants, independent contractors, advisors and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Board believes it necessary to have sufficient shares reserved and allocated to the Plan to permit the grant of incentive awards from time to time to selected employees, officers, consultants, independent contractors, advisors and directors.

Other than the Company's plan to amend the 1,000,000 option grant to Mohan to be awarded under the Plan, the Company has not yet determined if, how, or when the shares of common stock allocated to the Plan will be issued. The Board of Directors will issue the shares allocated to the Plan as it deems necessary to induce, compensate, and reward the Company's employees, directors, and independent consultants and advisors. The Board will neither seek nor be required to obtain shareholder approval to direct the allocation or grant of benefits from the Plan.

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2003

                           Number of securities      Weighted average exercise price             Number of securities
                           to be issued options,     of outstanding options, warrants,           remaining available
                           warrants, and rights               and rights                         for future issuance
                           ------------------------------------------------------------------------------------------

Equity compensation                 0                         N/A                                       0
plans approved by
security holders

Equity compensation         1,840,698                        $1.49                                495,825
plans not approved
by security holders
(but approved in
connection with the
Plan of Reorganization -
Note 1)
---------------------------------------------------------------------------------------------------------------------
TOTAL                       1,840,698                         $1.49                               495,825
                            (Note 2)                                                              (Note 3)

Note 1 - The Long-Term Incentive Plan, the Company's only equity compensation plan, was approved by a majority of the persons entitled to vote on the Reorganization Plan and had like effect to shareholder approval.

Note 2 - As of August 31, 2004, the Company has outstanding options representing the right to purchase an aggregate of 1,511,270 shares of common stock under the Long-Term Incentive Plan. This number is less than the total amount outstanding under the Plan as of December 31, 2003, because of option expirations and forfeitures.

Note 3 - As of August 31, 2004, the Company has 825,253 shares of common stock remaining available for issuance under the Lon-Term Incentive Plan.

The table below provides information regarding the grant of options from the Long-Term Incentive Plan since its adoption in 2002. All issuances were made pursuant to exemptions afforded by Section 4(2) of the Securities Act.

------------------------------------------------------------------------------------------------------------------------------------
RECIPIENT              DATE                  NUMBER OF              DATE VESTED/          EXPIRATION
                                             SHARES OF              EXERCISABLE
                                             COMMON STOCK
                                             UNDERLYING
                                             OPTIONS/
                                             EXERCISE PRICE
------------------------------------------------------------------------------------------------------------------------------------
Robert Burkett         August 7, 2002        100,000/$1.50          August 7, 2002        August 7, 2012
                       March 23, 2004        100,000/$1.50          March 23, 2004        March 23, 2014
------------------------------------------------------------------------------------------------------------------------------------
David Crews            August 7, 2002        100,000/$1.50          August 7, 2002        August 7, 2012
                       March 23, 2004        100,000/$1.50          March 23, 2004        March 23, 2014
------------------------------------------------------------------------------------------------------------------------------------
Kent T. Smith          August 7, 2002        521,928/$1.50         (1)
                       November 30, 2003     47,693/$1.25

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RECIPIENT              DATE                  NUMBER OF              DATE VESTED/          EXPIRATION
                                             SHARES OF             EXERCISABLE
                                             COMMON STOCK
                                             UNDERLYING
                                             OPTIONS/
                                             EXERCISE PRICE
------------------------------------------------------------------------------------------------------------------------------------
Carelyn P. Fylling      August 7, 2002       250,000/$1.50          100,000 - August      August 7, 2012
                                                                    7, 2002.  100,000 -
                                                                    August 7, 2003.
                                                                    100,000 - August 7,
                                                                    2004.
                       November 30, 2003     19,077/$1.25           Vesting               November 30, 2013
                                                                    commencement date
                                                                    is September 4,
                                                                    2002.  1/24th of
                                                                    the options vest on
                                                                    each monthly
                                                                    anniversary of the
                                                                    vesting
                                                                    commencement date
------------------------------------------------------------------------------------------------------------------------------------
BDR Consulting, Inc.   August 7, 2002        300,000/$1.50          100,000 - August      August 7, 2012
                                            (2)                     7, 2002.  100,000 -
                                                                    August 7, 2003.
                                                                    100,000 - August 7,
                                                                    2004.
------------------------------------------------------------------------------------------------------------------------------------
Lance Jones            February 4, 2003      40,000/$1.50           February 4, 2003      February 4, 2013
------------------------------------------------------------------------------------------------------------------------------------
Marilyn Mathews        February 4, 2003      10,000/$1.50           February 4, 2003      February 4, 2013
------------------------------------------------------------------------------------------------------------------------------------
Dennis Dees            November 26, 2002     50,000/$1.50           November 26, 2002    November 26, 2012
------------------------------------------------------------------------------------------------------------------------------------
Judy Beriou            November 26, 2002     20,000/$1.50           November 26, 2002     November 26, 2012
------------------------------------------------------------------------------------------------------------------------------------
Mike Chunn             November 26, 2002     15,000/$1.50           November 26, 2002     November 26, 2012
------------------------------------------------------------------------------------------------------------------------------------
Pat Justice            November 26, 2002     12,000/$1.50           November 26, 2002     November 26, 2012
------------------------------------------------------------------------------------------------------------------------------------
Ladey Schanley         November 26, 2002     20,000/$1.50           November 26, 2002     November 26, 2012
------------------------------------------------------------------------------------------------------------------------------------
Catherine Rinne        November 17, 2003     12,000/$1.50           November 17, 2003     November 17, 2013
------------------------------------------------------------------------------------------------------------------------------------
Dennis E. Dees, Jr.    August 1, 2003        500/$1.90              August 1, 2003        August 1, 2006
------------------------------------------------------------------------------------------------------------------------------------
JSC II LLC             April 1, 2003         2,500/$1.50            April 1, 2003         April 1, 2006
------------------------------------------------------------------------------------------------------------------------------------
Brad Wicklas           June 1, 2003          1,000/$1.50            June 1, 2003           June 1, 2006
------------------------------------------------------------------------------------------------------------------------------------
Dave Champion          June 1, 2003          1,000/$1.50            June 1, 2003          June 1, 2006
------------------------------------------------------------------------------------------------------------------------------------
Mark Cline             November 15, 2003     150,000/$1.50          Note 3
------------------------------------------------------------------------------------------------------------------------------------
Bill Allender          November 15, 2003     175,000/$1.50          Option vests on       November 15, 2013
                                                                    November 15, 2004,
                                                                    unless Cytomedix
                                                                    terminates the
                                                                    employee without
                                                                    cause prior to that
                                                                    date in which event
                                                                    1/12th of the
                                                                    option will be
                                                                    deemed to have
                                                                    vested on each
                                                                    monthly anniversary
                                                                    of the date of grant.

------------------------------------------------------------------------------------------------------------------------------------
RECIPIENT              DATE                  NUMBER OF              DATE VESTED/          EXPIRATION
                                             SHARES OF             EXERCISABLE
                                             COMMON STOCK
                                             UNDERLYING
                                             OPTIONS/
                                             EXERCISE PRICE
------------------------------------------------------------------------------------------------------------------------------------
Dr. Charles Baxter     January 10, 2004      10,000/$1.50           January 10, 2004      January 10, 2014
------------------------------------------------------------------------------------------------------------------------------------
Mark T. McLouglin      August 18, 2004       30,000/$1.50           August 18, 2004       August 18, 2014
------------------------------------------------------------------------------------------------------------------------------------
David F. Drohan        August 18, 2004       30,000/$1.50           August 18, 2004       August 18, 2014
------------------------------------------------------------------------------------------------------------------------------------
Dr. Kshitij Mohan      April 20, 2004        1,000,000/$1.50        500,000 - April 20,   April 20, 2014
(Note 4)                                                            2004, 250,000 -
                                                                    April 20, 2005,
                                                                    250,000 - April 20,
                                                                    2006
------------------------------------------------------------------------------------------------------------------------------------

This table does not include information regarding expired options, but instead only includes the grant of options under the Plan. Therefore, the total amount shown by this table as granted exceeds the total amount of options representing the right to purchase 1,511,270 shares currently outstanding under the Plan.

Note 1 - Effective January 2, 2004, we entered into a Confidential Release and Settlement Agreement with Mr. Kent Smith, former president of the Company. Mr. Smith consented to the expiration of all vested and unvested options or other stock-based incentives that had been awarded to him. In return, we granted Mr. Smith warrants to purchase 175,000 shares of common stock at an exercise price of $1.50. The warrants expire on January 2, 2007. The common stock underlying the warrants is expected to be issued pursuant to exemptions afforded by Section 4(2) of the Securities Act.

Note 2 - Effective February 24, 2004, we issued to BDR Consulting, Inc., a related party, warrants to purchase 200,000 shares of our common stock outside of the Long-Term Incentive Plan. The warrants have a ten-year term and an exercise price of $1.50 per share of common stock. These warrants were issued as partial consideration for the services provided by BDR Consulting under its consulting agreement dated July 16, 2002. The common stock underlying the warrants is expected to be issued pursuant to exemptions afforded by Section 4(2) of the Securities Act.

Note 3 - Pursuant to the employment agreement between Cytomedix and Mr. Cline, Mr. Cline received options to purchase 175,000 shares of the Company's common stock at a price of $1.50 per share. These options were to vest on November 15, 2004, unless the Company terminated Mr. Cline without cause prior to such date, in which case 1/12th of the options vested on the 15th day of each month beginning on November 15, 2003, and continuing until the date of termination. Pursuant to the Confidential Separation and Release Agreement executed in connection with Mr. Cline's resignation, 25,000 options of the 175,000 originally awarded to Mr. Cline expired upon the execution of the agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule. As of June 15, 2003, 87,500 options have vested. The options shall remain exercisable for a period of five years from the date of original grant, so that the options awarded to Mr. Cline shall expire on November 15, 2008.

Note 4 - On April 20, 2004, we entered into an employment agreement with Dr. Kshitij Mohan under which Dr. Mohan will serve as our Chief Executive Officer. In conjunction with the employment agreement, we granted Dr. Mohan an inducement award consisting of stock options for 1,000,000 shares of our common stock at an exercise price of $1.50 per share. Options for 500,000 shares vested immediately. These shares were issued outside of the Company's Long-Term Incentive Plan because insufficient shares remained authorized under the Plan. The Company plans to amend this grant to issue the options under the Plan if the shareholders approve this proposal to allocate additional shares to the Plan.

Although the Plan allows for the issuance of various types of awards, the Company has only issued options pursuant to the Plan. The total number of shares of common stock underlying outstanding options issued under the Plan is 1,511,270 (this number does not include shares underlying options and warrants issued to certain persons outside the Plan). The total market value of the common stock underlying the options based on the closing stock price of $1.31 on August 31, 2004, is $1,979,764; the exercise price of the collective options exceeds the market value of the common stock underlying the options based on the closing price on said date. The Board of Directors issues Incentive Stock Options to employees when the requirements of Section 422 of the Internal Revenue Code are satisfied. Options which do not qualify as Incentive Stock Options are issued as Nonqualified Options.

         OVERVIEW OF OFFICERS AND SIGNIFICANT EMPLOYEES AND CONSULTANTS

Name                       Age              Date of Hire               Position(s) with the Company
-----------------------------------------------------------------------------------------------------------
William L. Allender        53               November 15, 2003       Chief Financial Officer
Carelyn P. Fylling         56               December 1, 2001        Vice President of Professional Services
Lance P. Jones             44               December  1, 2003       Controller
Jimmy D. Swink             41               July 11, 2002           Consultant to the Board
                                                                    Reorganization Consultant
Nadine C. Smith            47               April 1, 2003           Consultant to the Board

                 SECURITY OWNERSHIP OF THE BOARD AND MANAGEMENT

The following table sets forth information as of August 31, 2004, regarding the beneficial ownership of Common Stock by the current Directors and nominees to the Board, each person serving as Chief Executive Officer during 2003 and 2004, each of the Company's current executive officers, the Company's controller, and the Company's four outside Directors and three executive officers as a group.

Title of Class             Name and Address                   Amount and Nature               Percent of Class
                           of Beneficial Owner                of Beneficial Owner             (Note 2)
                                                              (Note 1)
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Robert Burkett                      256,865 shares  (Note 3)         1.33%
                           19 Rock Hill Lane                   Direct ownership
                           Scarsdale, NY 10583
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               David Crews                         491,331 shares (Note 4)          2.55%
                           2000 Union Nat'l Plaza              (Indirect by self as trustee
                           Little Rock, AR  72201              for trust and by children)
------------------------- ---------------------------------------------- ---------------------------------------
Series A Convertible       David Crews                         63,985 shares                    4.01%
Preferred Stock            2000 Union Nat'l Plaza              (Indirect by self as trustee for
                           Little Rock, AR  72201              trust and by children)
------------------------- ---------------------------------------------- ---------------------------------------
Series B Convertible       David Crews                         119,538 shares                   7.91%
Preferred Stock            2000 Union Nat'l Plaza              (Indirect by self as trustee for
                           Little Rock, AR  72201              trust and by children)
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               David F. Drohan                     30,000 shares (Note 5)               *
                           One Baxter Parkway                  Direct Ownership
                           Deerfield, IL  60015

Title of Class             Name and Address                   Amount and Nature               Percent of Class
                           of Beneficial Owner                of Beneficial Owner             (Note 2)
                                                              (Note 1)
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Mark T. McLaughlin                  30,000 shares (Note 6)               *
                           416 Hungerford Dr., Suite 330       Direct Ownership
                           Rockville, Maryland  20850
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Kshitij Mohan                       500,000 shares (Note 7)          2.55%
                           416 Hungerford Dr., Suite 330       Direct Ownership
                           Rockville, Maryland  20850
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Carelyn P. Fylling                  271,643 shares (Note 8)          1.40%
                           10952 Steamboat Loop NW             Direct Ownership
                           Walker, MN  56484
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               William L. Allender                 175,000 shares (Note 9)              *
                           416 Hungerford Dr., Suite 330
                           Rockville, Maryland  20850
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Lance Jones                         40,000 shares (Note 10)              *
                           416 Hungerford Dr., Suite 330       Direct Ownership
                           Rockville, Maryland  20850
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Mark E. Cline                       112,500 shares (Note 11)             *
                           5104 Scarborough Lane               Direct Ownership
                           Dallas, TX  75287
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Kent T. Smith                       175,000 shares (Note 12)             *
                           13319 Seagrove St.                  Direct Ownership
                           San Diego, CA  92130
------------------------- ---------------------------------------------- ---------------------------------------
Common Stock               Group consisting of Current         1,767,339 shares                 8.62%
                           Directors and Executive Officers:
                           Robert Burkett, David P. Crews,
                           David F. Drohan, Mark T.
                           McLouglin, Kshitij Mohan,
                           William L. Allender, Carelyn P.
                                    Fylling.
------------------------- ---------------------------------------------- ---------------------------------------

* - Denotes less than one percent beneficially held.

Note 1 - For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all convertible shares, warrants and options currently exercisable or exercisable within 60 days of the preparation of this table.

Note 2 - The Percent of Class for common stock was calculated based on the amounts calculated in Note 1 above divided by the sum of the outstanding common stock as of August 31, 2004, 19,095,269, plus the individual's convertible shares, warrants and options currently exercisable for common stock within 60 days of the preparation of this table. The Percent of Class for the preferred stock was calculated based on 1,596,673 shares of Series A Convertible Preferred Stock and 1,511,473 shares of Series B Convertible Preferred Stock outstanding as of today's date.

Note 3 - This amount includes fully vested options representing the right to purchase 200,000 shares of common stock at $1.50.

Note 4 - This amount includes fully vested options representing the right to purchase 200,000 shares of common stock at $1.50. David Crews also purchased in the 2002 Offering 12,500 Class A Warrants (exercisable for two years at $1.00) and 7,500 Class B Warrants (exercisable for three years at $1.50). Crews exercised his 12,500 Class A Warrants through a cashless exercise for 2,885 shares of common stock.

Note 5 - This amount includes fully vested options representing the right to purchase 30,000 shares of common stock at $1.50.

Note 6 - This amount includes fully vested options representing the right to purchase 30,000 shares of common stock at $1.50.

Note 7 - Dr. Mohan's employment agreement of April 20, 2004, provided for an inducement award of stock options for 1,000,000 shares of our common stock at an exercise price of $1.50 per share. Options for 500,000 shares vested immediately. Options for 250,000 shares vest on April 20, 2005, and the remaining 250,000 on April 20, 2006.

Note 8 - This amount includes options to purchase 269,077 shares of common stock at $1.50.

Note 9 - This amount includes options representing the right to purchase 175,000 shares of common stock at $1.50 per share. These options vest on November 4, 2004, unless Mr. Allender's employment is terminated prior to such date.

Note 10 - This amount includes a fully vested option representing the right to purchase 40,000 shares of common stock at $1.50.

Note 11 - Mark E. Cline was awarded options representing the right to purchase 175,000 shares of common stock at $1.50. 25,000 of the 175,000 options originally awarded to Mr. Cline expired upon execution of his termination agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule and will expire on November 15, 2008. This amount includes fully vested options as of August 31, 2004, representing the right to purchase 112,500 shares of common stock at $1.50.

Note 12 - On December 1, 2003, Kent T. Smith voluntarily resigned as Chief Executive Officer. On January 2, 2004, a termination agreement became effective between Mr. Smith and us that specified that in exchange for all outstanding vested and unvested options plus other considerations, we would grant to Mr. Smith 175,000 warrants at $1.50 with an expiration date of January 3, 2007.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      For purposes of completing the table below we have relied upon statements filed with the SEC under Section 13(d) or 13(g) of the Securities Exchange Act of 1934, unless we knew or had reason to believe such statements are not complete or accurate. The following persons are known to us to be the beneficial owner of more than five percent of our voting securities as indicated below as of August 31, 2004. The Percent of Class for common stock was calculated based on the number of shares owned divided by the sum of the outstanding common stock as of August 31, 2004, 19,095,269, plus the individual's convertible shares, warrants and options currently exercisable for common stock within 60 days of the preparation of this table.

Title of Class             Name and Address of             Amount and Nature           Percent of Class
                           Beneficial Owner                                            of Beneficial Owner
------------------------------------------------------------------------------------------------------------------
Common Stock               Michael P. Markus               1,700,000 shares                   8.81%
                           1600 Rockcliff Rd.              (Note 1)
                           Austin, Texas 78746

------------------------------------------------------------------------------------------------------------------
Common Stock               Ritchie Long/Short Trading Ltd. 3,432,300 shares                  15.53%
                           c/o M&C Corporate Services      (Note 2)
                           Limited
                           P.O. Box 309GT
                           Ugland House
                           South Church Street
                           George Town, Grand Cayman

                           Ritchie Capital Management,
                           L.L.C.
                           2100 Enterprise Avenue
                           Geneva, Illinois 60134

                           RAM Capital, L.L.C.
                           2100 Enterprise Avenue
                           Geneva, Illinois 60134

                           RAM Capital Investments, Ltd.
                           c/o Caledonian Bank & Trust
                           Caledonian House
                           P.O. Box 1043
                           George Town, Grand Cayman

                           THR, Inc.
                           2100 Enterprise Avenue
                           Geneva, Illinois 60134

                           A.R. Thane Ritchie
                           2100 Enterprise Avenue
                           Geneva, Illinois 60134

                           Ritchie Capital Multi-Strategy
                           Trading, Ltd.
                           2100 Enterprise Avenue
                           Geneva, Illinois 60134

                           Ritchie Capital Multi-Strategy
                           Fund, Ltd.
                           2100 Enterprise Avenue
                           Geneva, Illinois 60134

                           Ritchie Capital Multi-Strategy
                           Fund, L.L.C.
                           2100 Enterprise Avenue
                           Geneva, Illinois 60134
------------------------------------------------------------------------------------------------------------------
Common Stock               Jimmy D Swink, Jr.              1,115,292 shares (Note 3)          5.69%
                           10 Levant                       (Indirect by BDR
                           Little Rock, AR                 Consulting, Inc.)

Note 1 - Includes 200,000 shares issuable upon exercise of warrants issued in the 2004 Unit Offering at an exercise price of $1.50 per share. However, pursuant to the terms of the warrants, the reporting person cannot exercise such warrants if the exercise would result in the reporting person being the "beneficial owner" of more than 9.999% of the outstanding common stock within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934.

Note 2 - Includes 432,300 shares of common stock, 1,500,000 shares of common stock issuable upon conversion of Series C Convertible Preferred Stock, 750,000 shares of common stock issuable upon exercise of Series C-1 Warrants, and 750,000 shares of common stock issuable upon exercise of Series C-2 Warrants. Pursuant to the terms of the Series C Convertible Preferred stock and the Series C-1 and Series C-2 Warrants, the reporting persons cannot convert their Series C Convertible Preferred Stock or exercise their Series C-1 or Series C-2 Warrants if such exercise or conversion would result in the reporting persons being the "beneficial owners" of more than 9.99% of the outstanding common stock within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934.

Note 3 - This number includes options to purchase 500,000 shares of common stock which are fully vested and exercisable.

                     EXECUTIVE INFORMATION AND COMPENSATION

MR. WILLIAM L. ALLENDER, CPA, BBA, MBA, age 53, assumed the position of Chief Financial Officer on November 15, 2003. He was formally appointed Secretary on September 9, 2004. Mr. Allender has over 30 years of business, financial and operational experience. His past service has includes Director of Audit at Michigan General Corporation, a former fortune 500 conglomerate, where he assumed for various lengths of time in addition to his role as Director of Audit, subsidiary CFO and CEO positions responsible for designing and executing turn-around business plans. Additionally, he developed and operated his own Dallas-based CPA firm and most recently, was Senior Operations Analyst for Selkirk, Inc., a manufacturer of HVAC related products Mr. Allender has a B.B.A and a M.B.A, 1973 and 1977 respectively, from Southern Methodist University and has been a licensed C.P.A. in the state of Texas since 1987.

MS. CARELYN FYLLING, RN, MSN, age 56, has served as the Company's Vice President of Professional Services since December 2001. Ms. Fylling was director of training and program development at the International Diabetes Center in Minneapolis, Minnesota. She also has served on the national Board of Directors of the American Diabetes Association and numerous national committees of the American Diabetes Association. Ms. Fylling received the prestigious Ames Award for Outstanding Educator in the Field of Diabetes. Subsequently, she joined Curative Health Services and helped the company grow from three employees to over 650 employees. During her 13 years at Curative, Ms. Fylling helped to design the national wound database, developed clinical protocols, conducted outcome studies, trained physicians and nurses in comprehensive wound management, wrote scientific articles and abstracts, assisted in clinical trials and marketing, and developed an Internet-based online wound care training program for health professionals. Recently, she provided independent consulting and outsourcing services to the health care industry through Fylling Associates, LLC, which she wholly owns, and through Strategic Partners, LLC, in which she holds a partnership interest.

      The information below provides a summary of all compensation paid to the two persons who served as Chief Executive Officer during 2003, the current Chief Executive Officer, the two other executive officers of the Company, the Company's Controller, and the Company's two Consultants to the Board (hereinafter the "Named Officers and Consultants").

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Position         Year              Salary ($)                Restricted Stock          Securities underlying
                                                                                award(s) ($)              options
------------------------------------------------------------------------------------------------------------------------------------
Kent T. Smith                       2003              $200,000.16                                          47,693  shares
Chief Executive Officer             2002              $201,583.08               $32,481                    521,928 shares
(Resigned December 1, 2003)                                                     (Note 1)                   (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Cline
President                           2003              $ 15,625.02                                          175,000 shares
(From November 15, 2003 -                                                                                  (Note 3)
June 28, 2004)

------------------------------------------------------------------------------------------------------------------------------------
Carelyn P. Fylling                  2003              $130,000.00                                          250,000 shares
VP of Professional Services         2002              $124,326.92                                          (Note 2)

------------------------------------------------------------------------------------------------------------------------------------
William L. Allender                 2003              $11,875.02                                           175,000 shares
Chief Financial Officer                                                                                    (Note 4)
(Effective November 15, 2003)
------------------------------------------------------------------------------------------------------------------------------------
Lance Jones                         2003              $55,000.08                                           40,000 shares
Controller                          2002              $ 6,875.01                                           (Note5)
------------------------------------------------------------------------------------------------------------------------------------
Nadine C. Smith                     2003              $93,750.00                                           1,000,000 shares
Consultant to the Board                                                                                    (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
Jimmy D. Swink                      2003              $108,000.00                                          200,000 shares
Consultant to the Board             2002              $ 51,815.39               $389,775                   300,000 shares
                                                      $ 45,000.00               (Note 1)                   (Note 8)
                                                      (Note 7)
------------------------------------------------------------------------------------------------------------------------------------
Kshitij Mohan                       2004              (Note 9)                                             1,000,000 shares
Director and CEO
(Beginning April 20, 2004)
------------------------------------------------------------------------------------------------------------------------------------

Note 1 - In conjunction with the Plan, a reorganization bonus of 32,481 shares of restricted common stock was issued to Kent T. Smith and a reorganization bonus of 389,775 shares of restricted common stock was issued to Jimmy D. Swink, Jr. in 2002.

Note 2 - Options representing 569,621 shares were issued to Mr. Kent Smith, former president of the Company. Effective January 2, 2004, we entered into a Confidential Release and Settlement Agreement with Smith under which he consented to the expiration of all vested and unvested options or other stock-based incentives that had been awarded to him. In return, we granted Mr. Smith warrants to purchase 175,000 shares of common stock at an exercise price of $1.50.

Note 3 - Mark E. Cline was awarded options representing the right to purchase 175,000 shares of common stock at $1.50. 25,000 of the 175,000 options originally awarded to Mr. Cline expired upon execution of his termination agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule and will expire on November 15, 2008.

Note 4 - These options were granted to Mr. Allender under our Long-Term Incentive Plan and in accordance with his employment agreement with an effective date being the first day of employment; November 15, 2003. These options vest on the one year anniversary of employment.

Note 5 - These options were granted to Mr. Jones under our Long-Term Incentive Plan on January 4, 2003. These options vested immediately.

Note 6 - As part of her consulting agreement, Ms. Smith was awarded 1,000,000 warrants exercisable at $1.00 per share to expire in seven years.

Note 7 - Jimmy D. Swink, Jr. was paid $51,815.39 as an employee of the Company during its bankruptcy in 2002 (through July 11, 2002). On July 11, 2002, the Company entered into a consulting agreement with BDR, Inc. (president and sole shareholder, Jimmy D. Swink, Jr.) under which BDR, Inc. receives compensation of $108,000 per annum for services rendered to the Company. The Company paid BDR, Inc. $45,000 during 2002.

Note 8 - On February 25, 2004, Jimmy D. Swink was awarded options representing the right to purchase 200,000 shares of common stock at $1.50 per share.

Note 9 - Kshitij Mohan became the Company's CEO on April 20, 2004. Dr. Mohan receives a base salary of $275,000 which will be increased by at least 10% for the second year and each subsequent year. In order to induce Dr. Mohan to serve as our CEO, we granted Dr. Mohan an inducement award. This inducement award consists of stock options for 1,000,000 shares of our common stock at an exercise price of $1.50 per share, of which options for 500,000 shares vest immediately. Options for 250,000 shares vest on April 20, 2005, and the remaining 250,000 vest on April 20, 2006.

                    OPTION GRANTS IN LAST FISCAL YEAR TO THE
                   COMPANY'S EXECUTIVE OFFICERS AND CONTROLLER

The following table provides all option grants in fiscal year 2003 to the Company's Executive Officers and Controller. There have been no SAR grants under the Company's Plan.

---------------------------------------------------------------------------------------------------------------------------
Name                                Number of shares            Percent of total options  Exercise         Expiration Date
                                    of common stock             granted to employees      price per
                                    underlying options          and consultants in        share
                                                                fiscal year
(a)                                 (b)                         (c)                      (d)               (e)
---------------------------------------------------------------------------------------------------------------------------
Kent T. Smith                       47,693 shares               10.22%                   $1.25             08/07/2012
(Former CEO                         (Note 1)
Resigned 12/1/2003)
---------------------------------------------------------------------------------------------------------------------------
Mark E. Cline
(Former CEO                         175,000 shares              37.49%                   $1.50             11/14/2013
Effective 11/15/2003                (Note 2)
Resigned 06/28/2004)

---------------------------------------------------------------------------------------------------------------------------
Carelyn P. Fylling                  19,077 shares               4.08%                    $1.25             08/07/2012
                                    (Notes 3)
---------------------------------------------------------------------------------------------------------------------------
William L. Allender                 175,000 shares              37.49%                   $1.50             11/14/2013
                                    (Note 4)
---------------------------------------------------------------------------------------------------------------------------
Lance Jones                         40,000 shares               8.56%                    $1.50             01/03/2013
                                    (Note 5)
---------------------------------------------------------------------------------------------------------------------------

Note 1 - These options were granted to Kent T. Smith on October 21, 2003, under our Long-Term Incentive Plan and in accordance with his management contract. The initial options granted on August 7, 2002 stipulated that a portion of the option representing 70,000 shares vested immediately. 1/24th of the remaining amount vests on each monthly anniversary of the date of grant over a two-year period commencing on the date of grant. The options granted on October 21, 2003 were issued with an effective date of August 7, 2002 with vesting in accordance with the original grant. On December 1, 2003, Kent T. Smith voluntarily resigned as Chief Executive Officer. On January 2, 2004, a termination agreement became effective between Mr. Smith and us that specified that in exchange for all outstanding vested and unvested options plus other considerations, we would grant to Mr. Smith 175,000 warrants at $1.50 with an expiration date of January 3, 2007.

Note 2 - These options were granted to Mr. Cline under our Long-Term Incentive Plan and in accordance with his employment agreement with an effective date being the first day of employment, November 15, 2003. These options were to vest on November 15, 2004, unless Cytomedix terminated Mr. Cline's employment without cause prior to such date, in which case 1/12th of the options vested on the 15th day of each month beginning on November 15, 2003, and continuing until the date of termination. On June 28, 2004, Mr. Cline and Cytomedix entered into a separation agreement and release. Pursuant to this agreement, Mr. Cline tendered his resignation as President and also resigned as a Director of Cytomedix. Additionally, 25,000 of the 175,000 options originally awarded to Mr. Cline expired upon execution of the agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule and will expire on November 15, 2008. As of June 15, 2003, 87,500 options have vested.

Note 3 - These options were granted to Carelyn P. Fylling on October 21, 2003 under our Long-Term Incentive Plan and in accordance with her management contract. The initial options granted on August 7, 2002 stipulated that a portion of the option representing 80,000 shares vested immediately. 1/24th of the remaining amount vests on each monthly anniversary of the date of grant over a two-year period commencing on the date of grant. The options granted on October 21, 2003 were issued with an effective date of August 7, 2002 with vesting in accordance with the original grant.

Note 4 - These options were granted to Mr. Allender under our Long-Term Incentive Plan and in accordance with his employment agreement with an effective date being the first day of employment; November 15, 2003. These options vest on the one year anniversary of employment.

Note 5 - These options were granted to Mr. Jones under our Long-Term Incentive Plan on January 4, 2003. These options vested immediately.

AGGREGATED OPTION EXERCISES IN FY 2003 AND FY-END OPTION VALUES

Name and Principal         Shares Acquired  Value Realized      Number of securities     Value of unexercised
Position                   on Exercise      on Exercise ($)     underlying unexercised   in-the-money options
                                                                options                  at FY-end ($)
                                                                Exercisable/             Exercisable
                                                                Unexercisable            /Unexercisable
                                                                at FY-end
--------------------------------------------------------------------------------------------------------------
Kent T. Smith               0                $0                 569,621 shares                     0
(Note 1)                                                        (403,081/166,540)
--------------------------------------------------------------------------------------------------------------
Mark E. Cline               0                $0                 175,000 shares                     0
(Note 2)                                                        ( 0 /175,000)
--------------------------------------------------------------------------------------------------------------
Carelyn P. Fylling          0                $0                 269,077 shares                     0
                                                                (206,051/63,026)
--------------------------------------------------------------------------------------------------------------
William L. Allender         0                $0                 175,000 shares                     0
                                                                ( 0 /175,000)
--------------------------------------------------------------------------------------------------------------
Lance Jones                 0                $0                 40,000 shares                      0
                                                                (40,000/0)
--------------------------------------------------------------------------------------------------------------
Jimmy D. Swink, Jr.         0                $0                 300,000 shares                     0
                                                                (200,000/100,000)
--------------------------------------------------------------------------------------------------------------

Note 1 - On December 1, 2003, Kent T Smith voluntarily resigned as Chief Executive Officer. On January 2, 2004, a termination agreement became effective between Mr. Smith and the Company that specified that in exchange for all outstanding vested and unvested options plus other considerations, the Company would grant to Mr. Smith 175,000 warrants at $1.50 with an expiration date of January 3, 2007.

Note 2 - On June 28, 2004, Mr. Cline and Cytomedix entered into a separation agreement and release. Pursuant to this agreement, Mr. Cline tendered his resignation as President and also resigned as a Director of Cytomedix. Additionally, 25,000 of the 175,000 options originally awarded to Mr. Cline expired upon execution of the agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule and will expire on November 15, 2008. As of August 31, 2004, 112,500 options have vested.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities within specified time periods to file certain reports of ownership and changes in ownership with the SEC. Mark E. Cline received options under an employment agreement signed March 25, 2004 (but effective November 15, 2003) and therefore filed a Form 4 within two business days of the date the employment agreement was signed. William L. Allender entered into an employment agreement signed March 25, 2004 (but effective November 15, 2003) and therefore filed a Form 3 within two business days of the date the employment agreement was signed. The Company announced that Mark McLouglin was appointed to the Board on June 7, 2004. Although the Form 3 was not filed within two days of that announcement, the Company did file a Form 8-K regarding the appointment on July 7, 2004, and Mr. McLouglin filed a Form 4 within two business days of his receipt of options under the Plan on August 18, 2004. On July 13, 2004, the Company announced that David F. Drohan was appointed to the Board. Although Form 3 was not filed within two days of that announcement, the Company did file a Form 8-K regarding the appointment on July 13, 2004. Mr. Drohan filed a Form 4 within two business days of his receipt of options.

                      EMPLOYMENT AND TERMINATION AGREEMENTS

Mr. Kent T. Smith was appointed as President in October 2001 and Ms. Carelyn P. Fylling was hired in December 2001. Subsequently, upon emerging from bankruptcy in 2002, we entered into formal employment agreements with both Smith and Fylling.

On December 1, 2003, Mr. Smith voluntarily resigned thereby terminating his employment agreement. Effective January 2, 2004, the Company entered into a termination agreement with Kent Smith that granted him 175,000 warrants to purchase the Company's common stock at $1.50 per share in exchange for all previously issued and vested stock options granted to him plus other considerations. The warrants vested immediately and expire in three years. The options that were cancelled under the agreement totaled 569,621 of which 403,080 were fully vested.

The employment agreement with Ms. Carelyn P. Fylling to serve as Vice President of Professional Services is also a one-year contract and provides for an extension of the contract for an additional two years. After the two-year extension, both parties may make additional extensions in one-year increments thereafter. Under the contract, Ms. Fylling's base salary is $130,000 (which may be increased by consent of the Board), stock options, annual bonus in accordance with our performance, and various benefits. In the event that Ms. Fylling is terminated as a result of a change of control of Cytomedix, she is entitled to a severance payment equal to six months or her base salary in effect on the date of termination and a prorated bonus and prorated Plan payment. For twelve months following her termination associated with a change in control, Ms. Fylling would be entitled to all medical, disability, life and dental benefits in effect on the date of her termination, and she would be entitled to all deferred compensation owed to her under any other agreements. Additionally, all of her issued and unvested stock options would immediately become fully vested and exercisable, and the exercise date of all options would be extended for a term of twelve months from the date of termination.

The employment agreements with Mr. Mark E. Cline, to serve as President, and Mr. William L. Allender, to serve as Chief Financial Officer, were signed on March 25, 2004, but became effective as of November 15, 2003. Under these agreements, Cline and Allender are to receive base salaries of $125,000 and $95,000 respectively (which may be increased by consent of the Board). They each received ten-year options to purchase 175,000 shares of our common stock at an exercise price of $1.50 per share. These options vest one year from the date of grant. The employment agreements provide that Cline and Allender are eligible for participation in our bonus plan. Further, they are eligible for other standard benefits we offer our officers and employees. In the event that Mr. Allender is terminated as a result of a change in control of Cytomedix, he is entitled to a lump sum payment equal to fifty percent of his base salary at the time of the change of control. Additionally, all unvested options or other stock-based incentives that have been awarded prior to the change of control become immediately vested.

On June 28, 2004, Mr. Cline and Cytomedix entered into a separation agreement and release. Pursuant to this agreement, Mr. Cline tendered his resignation as President and also resigned as a Director of Cytomedix. The agreement included a general release of all potential claims. As consideration for the agreement, Cytomedix agreed to pay Mr. Cline his base salary, as well as certain other benefits, until July 31, 2004. Additionally, 25,000 of the 175,000 options originally awarded to Mr. Cline expired upon execution of the agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule and will expire on November 15, 2008. As of August 31, 2004, 112,500 options have vested.

Dr. Kshitij Mohan became our Chief Executive Officer on April 20, 2004. Prior to becoming Chief Executive Officer, Dr. Mohan was a consultant to Cytomedix under a Consulting Agreement effective January 1, 2004. On April 20, 2004, Dr. Mohan and Cytomedix entered into a Termination Agreement whereby the Consulting Agreement was terminated. Under the Consulting Agreement, we had agreed to indemnify and hold harmless Dr. Mohan against claims and expenses arising out of his services as a consultant under the Consulting Agreement. Under the Termination Agreement, we agreed to extend the indemnification provisions of the Consulting Agreement until the expiration of any applicable statute of limitations period.

Dr. Mohan's two-year employment contract provides for extensions of one year unless Dr. Mohan's employment is terminated in accordance with the provisions of the contract. Under the contract, Dr. Mohan receives a base salary of $275,000 which will be increased by at least 10% for the second year and each subsequent year. In order to induce Dr. Mohan to serve as our CEO, we granted Dr. Mohan an inducement award. This inducement award consists of stock options for 1,000,000 shares of our common stock at an exercise price of $1.50 per share, of which options for 500,000 shares vest immediately. The options for the remaining 500,000 shares vest at points throughout the term of the contract. Also included in our inducement award to Dr. Mohan is an anti-dilution provision, which assures Dr. Mohan a 2.76% target percentage of the outstanding common stock on a fully diluted basis. If we issue additional shares of common stock or other security convertible into or exercisable for common stock, then we will issue Dr. Mohan additional options to purchase common stock at an exercise price of $1.50 so that he will remain the beneficial owner of the target percentage of the outstanding common stock on a fully diluted basis. However, the number of shares of common stock issuable upon the exercise of the inducement award options shall never exceed 2,000,000. Our inducement award to Dr. Mohan also includes provision regarding adjustments in the event of a stock split or a stock dividend. In addition to his base salary and inducement award, Dr. Mohan will receive an annual bonus. In the first year, his annual bonus will be $100,000 notwithstanding the achievement of any performance criteria. In the first and second year, if we meet certain performance criteria, Dr. Mohan's annual bonus will be $150,000. Dr. Mohan is also entitled to $25,000 in fringe benefits.

If Dr. Mohan's employment is terminated as a result of a change in control or in connection with a change in control and Dr. Mohan is not offered post-closing employment by Cytomedix or its successor-in-interest on substantially the same terms as the terms of his employment immediately prior to the change in control, then we shall pay him severance in an amount equal to two years of his base salary in effect on the date of termination, plus annual bonus and inducement awards for the two years. Furthermore, if Dr. Mohan's employment is terminated as a result of a change in control, all of his issued and unvested stock options will immediately become fully vested and exercisable until the original date of expiration.

                         CERTAIN CONSULTING AGREEMENTS

The Company entered into a consulting agreement with BDR Consulting, Inc. (president and sole shareholder Jimmy D. Swink, Jr.) on July 11, 2002 continuing until June 30, 2005. Under this agreement, BDR receives compensation of $108,000 per annum for services rendered to the Company. In addition, we have granted BDR stock options representing the right to purchase a total of 500,000 shares of the Company's common stock at $1.50 per share.

The Company entered into a consulting agreement with Nadine C. Smith on April 1, 2003 and continuing through March 30, 2004 to provide general business consulting services. Under this agreement, Smith receives compensation of $125,000 per year. Additionally, we granted to Smith 1,000,000 warrants with an exercise price of $1.00 per share to expire March 31, 2010. All of these warrants have vested. This agreement automatically renews for a successive twelve month period unless either party provides written notice thirty days in advance of the end of the consulting term. Additionally, this agreement may be terminated by either party upon thirty days advance notice.

The Carmen Group, Inc. was engaged during the second quarter of 2003 as a business consultant to strategically position and represent the Company before the federal government and the various federal agencies affecting Cytomedix. Effective on October 1, 2003, a formal agreement was signed with the Carmen Group, Inc. for a period of one year to provide services for the company for a flat fee of $15,000 per month plus expenses. Additionally, the agreement stipulates that the Company would issue to The Carmen Group, Inc. an option to purchase 100,000 shares immediately exercisable at $1.25 with an additional 100,000 shares being issuable one year from the date of agreement at an exercise price of $2.00.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

CHARLES E. WORDEN, SR. Although no longer a director of the Company, Charles E. Worden, Sr. was a director of the Company through July 11, 2002. In November 1999, following AWT's merger into Informatix Holdings, Inc., Mr. Worden was no longer an officer, director or majority shareholder of Cytomedix, although he did enter into a royalty agreement and consulting agreement with Cytomedix. During 2000, Mr. Worden asserted that Cytomedix had defaulted under its agreements; thus, Mr. Worden claimed a reversionary ownership interest in the Worden Patent and, on this basis, caused the Worden Patent to be issued in his name by the U.S. Patent & Trademark Office on October 16, 2001. When issued, the Worden Patent listed Mr. Worden, and not Cytomedix, as the owner of the Worden Patent. Cytomedix asserted ownership of the Worden Patent and certain claims against Mr. Worden.

Cytomedix and Mr. Worden subsequently resolved their differences through execution of a letter of understanding, dated November 14, 2001. This letter of understanding delineated the terms to be included in a plan of reorganization regarding Mr. Worden's claimed intellectual property rights in the Worden Patent and the treatment of his Claims he asserted against Cytomedix. Pursuant to this letter of understanding, Mr. Worden assigned the Worden-Related Patents to Cytomedix, subject to a condition subsequent reversionary interest during bankruptcy should certain projected events (such as confirmation of a plan of reorganization incorporating the terms of the letter of understanding) fail to materialize.

The parties also agreed in the letter of understanding to the terms and conditions of the following three agreements (the "Worden Agreements"), which became effective on July 11, 2002:

(i) a patent license agreement, whereby Cytomedix would license to Mr. Worden and his assigns the use of the Worden-Related Patents for veterinary applications;

(ii) a substitute royalty agreement, whereby Cytomedix would (A) pay a five percent royalty from profits derived by Cytomedix from the sale, licensing, or other exploitation of the Worden-Related Patents (with a minimum of $6,250 per month and up to a maximum of $600,000 per year), and (B) grant Mr. Worden a security interest in the Worden-Related Patents to secure payment of these royalties only; and (iii) mutual general releases.

BDR CONSULTING, INC. BDR Consulting, Inc. is a consulting firm owned solely by Jimmy D. Swink, Jr. The Company entered into a consulting agreement with BDR, Inc. dated July 11, 2002 continuing until June 30, 2005. Under this agreement, BDR is to receive compensation of $108,000 per annum for services rendered to the Company. In addition, we granted BDR stock options under the Plan representing the right to purchase 300,000 shares of the Company's common stock at $1.50 per share (the fair market value on the date of grant). These options have fully vested.

On February 25, 2004, we granted BDR an additional warrant to purchase 200,000 shares of our common stock at $1.50 per share. These warrants were not awarded under our Long-Term Incentive Plan. The warrants vested and were exercisable immediately upon issuance, and expire on February 25, 2014.

MS. NADINE SMITH. On April 1, 2003, we entered into a consulting agreement with Ms. Nadine Smith, pursuant to which she receives compensation of $125,000 per annum for services rendered. Under the terms of the agreement, as partial consideration for the services provided by Ms. Smith, we issued warrants to purchase 1,000,000 shares of common stock at an exercise price of $1.00 per share. The warrants expire on April 1, 2010. The number of shares of common stock issuable upon exercise of the warrants is subject to adjustment for stock splits, stock dividends and similar transactions.

THE CARMEN GROUP. The Carmen Group, Inc. was engaged during the second quarter of 2003 as a business consultant to strategically position and represent us before the federal government and the various federal agencies affecting Cytomedix. A director, Robert Burkett, is also a consultant with the Carmen Group, Inc. Effective on October 1, 2003, a formal agreement was signed with the Carmen Group, Inc. for a period of one year to provide services for a flat fee of $15,000 per month plus expenses. Additionally, the agreement stipulates that we would issue to The Carmen Group, Inc. an option to purchase 100,000 shares immediately exercisable at $1.25 with an additional 100,000 shares being issuable one year from the date of agreement at an exercise price of $2.00.

DAVID P. CREWS AS SELLING AGENT. David Crews, a Director, is a registered broker-dealer and participated as a selling agent in the 2002 Offering. Like other selling agents, Mr. Crews was paid a ten percent commission (of which 50% was payable in shares of stock - one share for each $1.00 of commission owed). In 2002, Mr. Crews was issued 6,500 shares of restricted common stock for his earned commissions, and the brokerage house with which he is associated and is executive vice-president, Crews & Associates, Inc., was paid $6,500 in cash for the selling efforts by Mr. Crews. Crews & Associates, Inc. was paid an additional $34,125 for the cash portion of commissions earned by another selling agent employed by Crews & Associates, Inc. in connection with the same offering.

KSHITIJ MOHAN. Prior to becoming Chief Executive Officer on April 20, 2004, Kshitij Mohan was a consultant to Cytomedix under a Consulting Agreement effective January 1, 2004. On April 20, 2004, Dr. Mohan and Cytomedix entered into a Termination Agreement whereby the Consulting Agreement was terminated. Under the Consulting Agreement, we had agreed to indemnify and hold harmless Dr. Mohan against claims and expenses arising out of his services as a consultant under the Consulting Agreement. Under the Termination Agreement, we agreed to extend the indemnification provisions of the Consulting Agreement until the expiration of any applicable statute of limitations period. Mr. Mohan recently served as Chief Executive Officer of International Remote Imaging System Inc., the predecessor company to Iris International ("IRIS"). Currently, Cytomedix uses IRIS as a supplier of centrifuges. As a part of his termination agreement with IRIS, Mr. Mohan was given the title Senior Consultant and will receive through the end of 2004 $260,000 per annum. Mr. Mohan has not provided any consulting services for IRIS since before joining Cytomedix and does not anticipate providing any material time or services in the immediate future. In addition, pursuant to the termination agreement any requests for consulting services by IRIS are subordinate to Mr. Mohan's contractual obligations to Cytomedix.

MARK E. CLINE. Pursuant to an employment agreement effective as of November 15, 2003, Mr. Mark E. Cline assumed the position of President. Under his employment agreement, Mr. Cline was to receive a base salary of $125,000 per annum. Mr. Cline also received options to purchase 175,000 shares of our common stock at a price of $1.50 per share. These options were to vest on November 15, 2004, unless Cytomedix terminated Mr. Cline's employment without cause prior to such date, in which case 1/12th of the options vested on the 15th day of each month beginning on November 15, 2003, and continuing until the date of termination. Mr. Cline also was appointed as a Director by resolution of the Board of Directors on March 1, 2004.

On June 28, 2004, Mr. Cline and Cytomedix entered into a separation agreement and release. Pursuant to this agreement, Mr. Cline tendered his resignation as President and also resigned as a Director of Cytomedix. Mr. Cline also agreed to a covenant not to sue and a release of all known or unknown, fixed or contingent claims which he may have against Cytomedix. As consideration for the agreement, Cytomedix agreed to pay Mr. Cline his base salary, as well as certain other benefits, until July 31, 2004. Additionally, 25,000 of the 175,000 options originally awarded to Mr. Cline expired upon execution of the agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule. As of August 31, 2004, 112,500 options have vested. These options will expire on November 15, 2008.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has appointed the firm of L J Soldinger & Associates, LLC to audit the financial statements for fiscal year ending December 31, 2004. Because of the timing of the Company's 2004 meeting, the Company is not seeking ratification of this appointment. The Company plans to seek ratification of the appointment of independent public accountants at its 2005 annual meeting. Although L J Soldinger & Associates, LLC will not be in attendance at the special meeting, one or more representatives of the accounting firm will be available via telephone. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

      Effective August 21, 2002, KPMG LLP was dismissed as our independent auditors. The decision to dismiss KPMG was unanimously approved by the Board. In connection with the audit of the fiscal year ended December 31, 2000, and through the subsequent interim period through August 21, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

      The audit report of KPMG on our financial statements as of and for the year ended December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor was the audit report qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG's report on our financial statements as of and for the year ended December 31, 2000, contained a separate paragraph stating that ". . . the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

      The Board unanimously authorized our engagement of the independent certified public accounting firm of L J Soldinger & Associates, LLC to audit our financial statements beginning with those from the year ended December 31, 2001. These events were reported on Forms 8-K filed with the SEC on August 21, 2002 and August 26, 2002.

                             AUDIT FEES AND TAX FEES

      The following table presents fees for professional services rendered by L J Soldinger & Associates, LLC for the fiscal years 2003 and 2002.

SERVICES PERFORMED                                         2003             2002
                                                       --------         --------
Audit Fees (Note 1)                                    $173,000         $158,000
Audit-Related Fees (Note 2)                                  --               --
Tax Fees (Note 3)                                         1,300           11,000
All Other Fees (Note 4)                                      --               --
                                                       --------         --------
Total Fees                                             $174,300         $169,000
                                                       ========         ========

Note 1 - Audit fees represent fees billed for professional services provided in connection with the audit of our annual financial statements, reviews of our quarterly financial statements and audit services provided in connection with statutory and regulatory filings for those years.

Note 2 - Audit-related fees represent fees billed primarily for assurance and related services reasonably related to the performance of the audit or reviews of our financial statements.

Note 3 - Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

Note 4 - All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

                              SHAREHOLDER PROPOSALS

The deadline for submitting shareholder proposals for inclusion in the Company's proxy statement for the next annual meeting is December 1, 2004. If a shareholder notifies the Company after February 15 of an intent to present a proposal at the 2005 annual meeting of shareholders, the Company will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                                  OTHER MATTERS

The Board of Directors knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and, in that connection, will use their discretion.

                                 CYTOMEDIX, INC.

                   SHAREHOLDER'S PROXY AND CONFIDENTIAL VOTING
           INSTRUCTION CARD Special Meeting of Shareholders in lieu of
                     2004 Annual Meeting - October 19, 2004

The undersigned hereby appoints Robert Burkett and Kshitij Mohan (the "Proxy Committee"), and each or any of them, as proxies to represent the undersigned and to vote all shares of the Company which the undersigned is entitled to vote at the meeting of shareholders to be held on Tuesday, October 19, 2004, at 10:00 a.m. in Rockville, Maryland, and at any adjournments or postponements thereof. This proxy card will be voted as indicated on the reverse side of this card for the election of Directors and on the proposals listed, and, at their discretion, on such other matters as may properly come before the meeting. If you sign and return this card without marking the designated boxes, this proxy card will be treated as being FOR the election of Directors and FOR proposals 2 and 3.

 This proxy is solicited on behalf of the Board of Directors of Cytomedix, Inc.

This card should be mailed in the enclosed envelope in time to reach the Company's proxy tabulator, StockTrans, 44 West Lancaster Ave., Ardmore, PA 19003, by 5:00 p.m. on Monday, October 18, 2004. Phone voting is available 24 hours a day, 7 days a week. Please see voting instructions on the reverse of this card. StockTrans will report to the Proxy Committee as to proxies received.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends a vote FOR the following action.

Vote on Directors

1.    Election of Directors (to serve until the next meeting of shareholders)

      Nominees:

      (1) Robert Burkett, (2) David Crews, (3) David F. Drohan, (4) Kshitij Mohan, and (5) Mark T. McLoughlin

     |_|  FOR ALL NOMINEES                         |_|   WITHHOLD  AUTHORITY
          (except as designated to the contrary*)        FOR ALL NOMINEES


* To withhold authority to vote for any individual nominee(s), write the name of said nominee(s) in the space provided below.

                                   ----------

The Board of Directors recommends a vote FOR the following proposals proposed by the Company:

Vote on Proposals                                                      For        Against      Abstain

2.       Approve amendment to Amended and Restated Articles           |_|         |_|           |_|
         of Incorporation to authorize additional shares of
         common stock.

3.       Approve amendment to Long-Term Incentive Plan to             |_|         |_|           |_|
         reserve and allocate additional shares of common stock
         to the Plan.

Do you plan to attend the Annual Meeting?       |_|    Yes      |_|     No

IF YOU DO NOT PLAN TO VOTE BY TELEPHONE, PLEASE RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, YOU MUST ONLY SIGN THE REVERSE SIDE; NO BOXES NEED TO BE MARKED.

NOTE: Please sign exactly as name(s) appear hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.

---------------------------------------   --------------------------------------
Signature                                 Signature (For Joint Owners)

Date:    _____________________            Date:    _____________________

                             YOUR VOTE IS IMPORTANT
                          VOTE TODAY IN ONE OF TWO WAYS

1. VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

OR

2. VOTE BY MAIL: If you do not wish to vote by telephone, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

                             YOUR CONTROL NUMBER IS:

                             ----------------------

                   You may vote by telephone 24 hours a day, 7
          days a week. Your telephone vote authorizes the named proxies to vote in the same manner as if you
                  marked, signed and returned your proxy card.


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